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                                                OPPENHEIMERFUNDS
Patricia C. Foster                              OppenheimerFunds, Inc.
Vice President                                  Rochester Division
and Assistant Counsel                           350 Linden Oaks
                                                Rochester, NY 14625-2807
                                                Tel 716 383-1300


                                                February 2, 1998



Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

        RE: Oppenheimer Cash Reserves ("Registrant")
            Reg No.  33-23223
            File No.  811-5582

To the Securities and Exchange Commission:

      An electronic filing is hereby made on behalf of the Registrant pursuant to Rule 497(e) of the Securities Act of 1933, as amended. Such filing includes a supplement dated February 2, 1998 to the Registrant's Statement of Additional Infomation dated November 17, 1997.

      If there are any questions, please contact the undersigned.

                                                Sincerely,


                                                /s/Patricia C. Foster
                                                --------------------------
                                                Patricia C. Foster
                                                Vice President
                                                and Assistant Counsel
                                                (800) 552-1149

cc:   Deloitte & Touche LLP
      Myer, Swanson, Adams & Wolf P.C.
      Gloria LaFond
      Grace Loffredo

                           OPPENHEIMER CASH RESERVES
                    Supplement dated February 2, 1998 to the
           Statement of Additional Information dated November 17, 1997


The section entitled "Dividend Reinvestment in Another Fund" under the section "Dividends, Capital Gains and Taxes" on page 30, is hereby deleted and replaced in its entirety by the following:

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "The Oppenheimer Funds" above. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment in shares of the selected fund will be made in the case of Class B or Class C shares at the net asset value per share, and in the case of Class A shares, will be made at the public offering price (i.e. net asset value plus any sales charge that applies) in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund at net asset value.



February 2, 1998                                              PX0760.004